CMG HIGH INCOME PLUS FUND

SUPPLEMENT DATED SEPTEMBER 27, 2005
TO PROSPECTUS DATED MAY 31, 2005

The CMG High Income Fund (the “Fund”) is closed to new investors effective immediately, in anticipation of the redemption of all shares except certain shares of the Adviser, on September 30, 2005.

The Fund no longer is pursuing its investment objective.  The Fund’s portfolio holdings have been sold, and the proceeds are being held in cash or cash equivalents.  Any undistributed net investment income and capital gains will be distributed as soon as practicable to shareholders.  By September 30, 2005, your account will be redeemed, including reinvested distributions, pursuant to the Adviser’s discretionary authority over your account.  Please consult your tax advisor for guidance with respect to any tax consequences resulting from the redemption of your Fund shares and the above-described distributions, if any.